UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        April 7, 2014
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054
(Address of Principal Executive Offices, including zip code)

        (856) 505-8800
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K foiling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers

(b)   On April 7, 2014, James W. Schwartz notified inTEST Corporation (the "Company") of his decision to not stand for re-election as a Director of the Company at the 2014 Annual Meeting of Stockholders. Mr. Schwartz, 79, has served on the Board of Directors for ten years, including service on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. During his tenure, he has also served as Lead Independent Director. On April 10, 2014, the Board of Directors (the "Board") determined that William Kraut will succeed Mr. Schwartz as Lead Independent Director upon completion of Mr. Schwartz's present term.

(d)   On April 10, 2014, the Board of Directors (the "Board") of the Company elected Joseph W. Dews IV as a director of the Company, and after determining him to be independent, appointed him to the Board's Audit, Compensation and Nominating and Corporate Governance Committees. Mr. Dews is a partner with AGC Partners, a technology investment bank. In conjunction with the election of Mr. Dews to the Board, the number of Directors on the Board was temporarily increased to seven. However, upon the completion of Mr. Schwartz's present term, the number of directors will again be fixed at six, four of whom are independent directors.

Also in connection with Mr. Dews' election, the Board authorized the issuance of 10,000 shares of restricted stock to him. These restricted shares will vest over a four-year period consistent with restricted stock awards granted to new directors in the past. The compensation of Mr. Dews will be consistent with that provided to the Company's other non-employee directors, as described in the Company's most recent proxy statement filed with the SEC.

There is no arrangement or understanding under which Mr. Dews was appointed other than as described above. There are no transactions involving Mr. Dews requiring disclosure under Item 404(a) of Regulation S-K.

On April 11, 2014, the Company issued a press release announcing the election of Joseph W. Dews IV as well as James W. Schwartz's decision not to stand for re-election as a Director at the 2014 Annual Meeting of Stockholders, as described above. A copy of this release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

A list of the Exhibits hereto is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
       Hugh T. Regan, Jr.
        Secretary, Treasurer and Chief
        Financial Officer

Date:   April 11, 2014

Exhibit Index

99.1  Press Release dated April 11, 2014.